PIMCO TRENDS Managed Futures Strategy Fund

SUMMARY PROSPECTUS

July 29, 2016 (as supplemented April 7, 2017)

Share Class:	Inst	P	Admin	D	A	C	R
Ticker:	PQTIX	PQTPX	PQTOX	PQTDX	PQTAX	PQTCX	—

Before you invest, you may want to review the Fund's prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@bfdsmidwest.com. The Fund's prospectus and Statement of Additional Information, both dated July 29, 2016, as supplemented, along with the financial statements included in the Fund's most recent annual report to shareholders dated March 31, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks positive, risk-adjusted returns, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 15 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	1.40%	1.50%	1.40%	1.55%	1.55%	1.55%	1.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%	0.50%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses(1)	1.46%	1.56%	1.71%	1.86%	1.86%	2.61%	2.11%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.31%)	(0.31%)	(0.31%)	(0.31%)	(0.31%)	(0.31%)	(0.31%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.25%	1.40%	1.55%	1.55%	2.30%	1.80%

1 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2 PIMCO has contractually agreed, through July 31, 2017, to reduce its advisory fee by 0.25% of the average daily net assets of the Fund.

3 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund VIII, Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$117	$431	$768	$1,720
Class P	$127	$462	$821	$1,830
Administrative Class	$143	$509	$899	$1,994
Class D	$158	$555	$977	$2,155
Class A	$699	$1,074	$1,473	$2,586
Class C	$333	$782	$1,358	$2,921
Class R	$183	$631	$1,106	$2,417

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$117	$431	$768	$1,720
Class P	$127	$462	$821	$1,830
Administrative Class	$143	$509	$899	$1,994
Class D	$158	$555	$977	$2,155
Class A	$699	$1,074	$1,473	$2,586
Class C	$233	$782	$1,358	$2,921
Class R	$183	$631	$1,106	$2,417

PIMCO FUNDS | SUMMARY PROSPECTUS

PIMCO TRENDS Managed Futures Strategy Fund

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund's investment strategy represents a composite of financial and commodity futures designed to provide exposure to global financial market and commodity price trends. Within the strategy's allocations, contracts are positioned either long or short based on various characteristics related to their prices. When making allocation decisions for the strategy, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. PIMCO uses these qualitative and quantitative factors to help determine the Fund's target asset allocation and to identify potentially attractive relative value and risk hedging strategies.

The Fund will invest under normal circumstances in derivative instruments linked to interest rates, currencies, mortgages, credit, commodities (including individual commodities and commodity indices), equity indices and volatility-related instruments. The Fund invests in derivative instruments, including futures, options on futures, options and swap agreements. The Fund may invest in derivative instruments on a speculative basis. The Fund's investments in derivative instruments will generally be backed by a short to intermediate duration portfolio which may consist of cash equivalent securities and Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may seek to gain exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund VIII, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund and the Subsidiary may also temporarily hold physical commodities directly as a means of settling derivatives transactions.

The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.

The Fund may invest in high yield securities ("junk bonds") rated below investment grade by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. The Fund may invest without limitation in securities and instruments that are economically tied to emerging market countries. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

2	SUMMARY PROSPECTUS | PIMCO FUNDS

Summary Prospectus

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund's clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund

Futures Contract Risk: the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of an investment in the Fund

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

July 29, 2016 (as supplemented April 7, 2017) | SUMMARY PROSPECTUS	3

PIMCO TRENDS Managed Futures Strategy Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Class R shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. Lipper Alternative Managed Futures Funds Average is a total return performance average of funds tracked by Lipper Inc. that, by prospectus language, invest primarily in a basket of futures contracts with the aim of reduced volatility and positive returns in any market environment. Investment strategies are based on proprietary trading strategies that include the ability to go long and/or short.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2016 is 4.90%. For the periods shown in the bar chart, the highest quarterly return was 6.81% in the Q3 2014, and the lowest quarterly return was -6.84% in the Q2 2015.

Average Annual Total Returns (for periods ended 12/31/15)

	1 Year	Since Inception (12/31/2013)
Institutional Class Return Before Taxes	-9.21%	4.64%
Institutional Class Return After Taxes on Distributions(1)	-12.07%	0.97%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-5.11%	2.11%
Class P Return Before Taxes	-9.45%	4.45%
Administrative Class Return Before Taxes	-9.53%	4.33%
Class D Return Before Taxes	-9.57%	4.25%
Class A Return Before Taxes	-14.53%	1.38%
Class C Return Before Taxes	-11.20%	3.46%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.29%	0.26%

Lipper Alternative Managed Futures Funds Average (reflects no deductions for taxes)	-0.84%	4.30%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

4	SUMMARY PROSPECTUS | PIMCO FUNDS

Summary Prospectus

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Matthew P. Dorsten, Graham A. Rennison and Josh Davis. Messrs. Dorsten and Rennison are Senior Vice Presidents of PIMCO, and Dr. Davis is an Executive Vice President of PIMCO. Messrs. Dorsten and Rennison have managed the Fund since its inception in December 2013, and Dr. Davis has managed the Fund since December 2015.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, Class P, Administrative Class and Class D

The minimum initial investment for Institutional Class, Class P or Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

The minimum initial investment for Class D shares of the Fund is $1,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Institutional Class, Class P, Administrative Class and Class D shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by mail to:
PIMCO Funds c/o BFDS Midwest
330 W. 9th Street, Kansas City, MO 64105

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@bfdsmidwest.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. Class C shares of the Fund will automatically convert into Class A shares of the Fund after they have been held for ten years, as described in the "Classes of Shares" section of the Fund's prospectus. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 29, 2016 (as supplemented April 7, 2017) | SUMMARY PROSPECTUS	5

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